UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

SEMGROUP CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-34736	20-3533152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Warren Place

6120 S. Yale Avenue, Suite 1500

Tulsa, OK 74136-4231

(Address of principal executive offices)

(918) 524-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 17, 2017 (the “Closing Date”), SemGroup Corporation, a Delaware corporation (the “Company”) completed its previously announced transaction pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”) by and among the Company, Beachhead I LLC, a Delaware limited liability company (“Buyer I”), Beachhead II LLC, a Delaware limited liability company (“Buyer II” and, together with Buyer I, “Buyers”), which are each indirect wholly-owned subsidiaries of the Company, Buffalo Investor I, L.P., a Delaware limited partnership (“Buffalo I”), Buffalo Investor II, L.P., a Delaware limited partnership (“Buffalo II” and, together with Buffalo I, the “Sellers”). Pursuant to the Purchase Agreement, the Company acquired 100% of the equity interests in Buffalo Parent Gulf Coast Terminals LLC, a Delaware limited liability company (“BPGCT”), the parent company of Buffalo Gulf Coast Terminals LLC, a Delaware limited liability company (“BGCT”) and Houston Fuel Oil Terminal Company LLC, a Delaware limited liability company (“HFOTCO”) in exchange for a purchase price paid or to be paid by the Buyers to the Sellers in two payments (the “Closing”).

The first payment (the “First Payment”) occurred on the Closing Date and was composed of estimated assumed net indebtedness at HFOTCO of approximately $761 million, approximately $400 million in the form of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), issued at a predetermined price of $32.30 per share for a total of 12,383,900 shares, and $301 million in cash, subject to customary adjustments for working capital, net indebtedness and capital expenditures. The Company funded the cash portion of the First Payment and certain other transaction costs with borrowings under the Company’s revolving credit facility. The second payment will be paid on or prior to December 31, 2018, and consists of $600 million of cash if paid on December 31, 2018, which amount is discounted at a rate of 5% per annum if paid prior to December 31, 2018, and increases to $680 million if not paid by December 31, 2018, but which amount must be paid any time after December 31, 2018 upon the written request of Sellers and, in any event, not later than December 31, 2019 (the “Second Payment”). Neither the Company nor any of the subsidiaries of the Company other than BPGCT, Buyers and Beachhead Holdings LLC, a Delaware limited liability company and the parent company of the Buyers (“Beachhead Holdings” and, together with BPGCT and Buyers, the “Guarantors”), will have any obligation to pay the Second Payment to Sellers. Instead, the Second Payment is secured by a guarantee by the Guarantors and a pledge of the equity interests in BPGCT and Buyers in favor of Sellers, as more fully described under “Guarantee, Pledge and Security Agreement” below.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2017 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Guarantee, Pledge and Security Agreement

On the Closing Date, the Guarantors entered into a Guarantee, Pledge and Securities Agreement (the “Pledge Agreement”) with the Sellers, pursuant to which (i) the Guarantors guaranteed the obligation of the Buyers to pay the Second Payment and (ii) the Second Payment is secured by a pledge of the equity interests in BPGCT and Buyers, and substantially all of the other assets of Beachhead Holdings and Buyers, in favor of Sellers. The Pledge Agreement contains certain customary affirmative and negative covenants, which, among other things and subject to the exceptions and materiality qualifiers set forth therein, generally (i) require BPGCT and Buyers to maintain their existence, provide or make available to Sellers certain financial and other information regarding BPGCT, Buyers and HFOTCO, and to operate in compliance with applicable legal requirements and permits, and (ii) restrict the ability of Guarantors to incur liens on any of their respective assets other than permitted liens, make certain restricted payments, sell any assets, form new subsidiaries, liquidate, wind-up or dissolve, merge or sell all or substantially all of its assets, establish trade names, make certain investments, engage in certain transactions with affiliates, amend or waive rights under the organizational documents of Grantors or the HFOTCO Credit Agreement (as defined below), in each case until such time as the Second Payment is paid in full, all as further set forth in the Pledge Agreement.

In connection with entering into the Pledge Agreement and as required by the terms thereof, the organizational documents of BPGCT and Buyers were each amended and restated to include customary special purpose and separateness covenants, consistent with the terms of the Pledge Agreement, including the appointment of one independent director to the board of directors of each entity, whose role is limited only to approval in order for such entity to file for bankruptcy.

The Pledge Agreement contains customary events of default, including certain representations and warranties of any Grantor set forth in the Pledge Agreement or related to the enforceability of the obligation to pay the Second Payment being proved to be false, the failure of Buyers to pay the Second Payment when due under the Purchase Agreement, the breach by Grantors of specified covenants set forth in the Pledge Agreement (in some cases, following a specified cure period), an event of default under the HFOTCO Credit Agreement or the HCIDC Loan Agreement (or specified related agreements) other than certain events of default waived by the applicable lenders party thereto, the initiation of involuntary or voluntary bankruptcy proceedings by or against the Company, Beachhead Holdings or any subsidiary of Beachhead Holdings, the failure by a Grantor to discharge certain judgments against such Grantor within 60 days after entry thereof, and a Change of Control (as defined in the Pledge Agreement),which includes any “Change in Control” as defined in the HFOTCO Credit Agreement, the HCIDC Loan Agreement or the Continuing Covenant Agreement and certain mergers involving the Company following which the surviving entity has a lower credit rating assigned to it than the Company did prior to such merger. Upon the occurrence of an event of default, the Sellers have the right to, among other things, force the sale of the pledged equity interests in Buyers and/or BPGCT to satisfy the Second Payment.

Registration Rights Agreement

On the Closing Date, in connection with the Closing, the Company and the Sellers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) under which the Company has agreed to (i) to file a registration statement on Form S-3 (or in the event Form S-3 is unavailable to the Company, then on Form S-1) with the SEC to register the offer and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of the shares of Class A Common Stock issued to the Sellers pursuant to the Purchase Agreement (the “Registrable Securities”), and (ii) use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act by the SEC not later than 90 days after the Closing Date and in any event as soon as practicable after such filing. In addition, the Company must use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of (i) the date when all of the Registrable Securities covered by such registration statement have been sold, and (ii) there are no longer any Registrable Securities outstanding.

The Sellers have the right to require the Company by written notice to register the sale of a number of their Registrable Securities in an underwritten offering, provided that the aggregate value of the Registrable Securities in such offering is at least $50 million. However, the Sellers may only exercise their right to demand a widely marketed underwritten offering of Registrable Securities no more than four times in any 365 day period. In addition, if the Company proposes to register a primary offering of its securities for its own account, then, subject to certain exceptions, the Company must allow the Sellers to include a specified number of Registrable Securities in that registration statement.

The registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of Registrable Securities to be included in a registration and the Company’s right to delay a registration statement under certain circumstances. In addition, for a period of 90 days following the Closing Date, the Sellers will be prohibited, subject to certain limited exceptions, from transferring any of the shares of Class A Common Stock they receive pursuant to the Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under “Introductory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Introductory Note” of this Current Report on Form 8-K related to the Company’s revolving credit facility is incorporated herein by reference.

HFOTCO is a party to a Credit Agreement (as supplemented or modified prior to June 14, 2017, the “Existing HFTOCO Credit Agreement”), dated as of August 19, 2014, by and among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto. In connection with the Closing, the Existing HFOTCO Credit Agreement was modified pursuant to that certain Consent and Amendment No. 1 to Credit Agreement (the “HFOTCO Credit Agreement Amendment”; the Existing Credit Agreement, as modified by the HFOTCO Credit Agreement Amendment, the “HFOTCO Credit Agreement”), dated as of June 14, 2017 and effective as of the Closing Date, by and among BGCT, as the parent, HFOTCO, as the borrower, MSSF and certain lenders.

Under the terms of the HFOTCO Credit Agreement, HFOTCO issued $550 million of senior secured term loans (the “HFOTCO Term Loans”) and obtained senior secured revolving commitments of $75 million (the “HFOTCO Revolving Commitments” and any outstanding senior secured revolving loans, the “HFOTCO Revolving Loans”). The HFOTCO Revolving Commitments and any outstanding HFOTCO Revolving Loans mature on August 19, 2019. HFOTCO is required to repay the outstanding HFOTCO Term Loans in quarterly amounts equal to 0.25% of the initial amount of the HFOTCO Term Loans, and all outstanding HFOTCO Term Loans mature on August 19, 2021. In addition, under the HFOTCO Credit Agreement, HFOTCO may request an increase of up to an additional $25 million of incremental revolving commitments or the incurrence of up to an additional $100 million of incremental term loans, in each case plus such amount such that, on a pro forma basis after giving effect to the incurrence thereof (assuming that all incremental revolving commitments are fully drawn for purposes of calculation), the total net adjusted leverage ratio would not exceed 5.00 to 1.00. HFOTCO may request such incremental revolving commitments or incremental term loans from existing lenders or new lenders under the HFOTCO Credit Agreement. As of the Closing Date, $534.88 million of HFOTCO Term Loans were outstanding.

At HFOTCO’s option, the HFOTCO Term Loans and outstanding HFOTCO Revolving Loans will bear interest at either the Eurodollar rate or an alternate base rate (“ABR”) plus, in each case, an applicable margin. After the Closing Date, the applicable margin relating to any HFOTCO Term Loan and HFOTCO Revolving Loan that is a Eurodollar rate loan is 3.50% and 3.25%, respectively, per annum, and the applicable margin relating to any HFOTCO Term Loan and HFOTCO Revolving Loan that is a ABR rate loan is 2.50% and 2.25%, respectively, per annum.

The HFOTCO Credit Agreement includes customary representations and warranties and affirmative and negative covenants, which were made only for the purposes of the HFOTCO Credit Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties, and apply only to BGCT, HFOTCO and any subsidiaries of HFOTCO party to the HFOTCO Credit Agreement. Such limitations include the creation of new liens, indebtedness, making of certain restricted payments and payments on indebtedness, making certain dispositions, making material changes in business activities, making fundamental changes including liquidations, mergers or consolidations, making certain investments, entering into certain transactions with affiliates, making amendments to material agreements, modifying the fiscal year, dealing with hazardous materials in certain ways, entering into certain hedging arrangements, entering into certain restrictive agreements, and funding or engaging in sanctioned activities.

In addition, the HFOTCO Credit Agreement contains a financial performance covenant as follows (the “HFOTCO Financial Covenant”): if the aggregate revolving exposure exceeds 25% of the HFOTCO Revolving Commitments, the total adjusted net leverage ratio of BGCT and its restricted subsidiaries under the HFOTCO Credit Agreement may not exceed 7.50 to 1.00 as of the last day of any fiscal quarter. The financial performance covenant is solely for the benefit of the lenders holding HFOTCO Revolving Commitments or HFOTCO Revolving Loans.

The HFOTCO Credit Agreement includes customary events of default, including events of default relating inaccuracy of representations and warranties in any material respect when made or when deemed made, non-payment of principal and other amounts owing under the HFOTCO Credit Agreement, including in respect of letter of credit disbursement obligations, violation of covenants, cross acceleration to any material indebtedness of BGCT, HFOTCO and its subsidiaries, bankruptcy and insolvency events, certain unsatisfied judgments, certain ERISA events, certain invalidities of loan documents and the occurrence of a change of control (excluding the change of control occurring on the Closing Date). A default of the HFOTCO Financial Covenant will not constitute an event of default unless lenders holding a majority of the HFOTCO Revolving Commitments and HFOTCO Revolving Loans request that the administrative agent accelerate the maturity of the outstanding HFOTCO Revolving Loans due to a breach of the HFOTCO Financial Covenant. A default under the HFOTCO Credit Agreement would permit the participating banks to terminate commitments, require immediate repayment of any outstanding loans with interest and any unpaid accrued fees, require the cash collateralization of outstanding letter of credit obligations, and subject to intercreditor arrangements with the holders of the IKE Bonds referred to below, exercise other rights and remedies.

The HFOTCO Credit Agreement is guaranteed by BGCT and any future material domestic subsidiary of HFOTCO, and secured by a lien on substantially all of the property and assets of HFOTCO and the other loan parties, subject to customary exceptions and subject to intercreditor arrangements with the holders of the IKE Bonds referred to below.

The foregoing description is qualified in its entirety by reference to the full text of the Existing HFOTCO Credit Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference and by reference to the full text of the HFOTCO Credit Agreement Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.

In 2010, 2011 and 2012, HFOTCO completed the issuance of $75 million, $50 million and $100 million, respectively, of limited obligation revenue bonds due November 1, 2050 (the “IKE Bonds”). The IKE Bonds were issued by the Harris County Industrial Development Corporation, a non-profit corporation organized with the approval of Harris County, Texas, and existing pursuant to the Development Corporation Act, Chapter 501, Texas Local Government Code (“HCIDC”), under Section 704, Heartland Disaster Relief Act of 2008.

In connection with the issuance of the IKE Bonds, HFOTCO is party to (i) a Loan Agreement, dated November 1, 2010, between HFOTCO, as borrower, and HCIDC (the “Original 2010 Loan Agreement” and, as amended by the First Amendment to Loan Agreement (Series 2010), dated August 19, 2014 (the “First Amendment to 2010 Loan Agreement”), the “2010 Loan Agreement”), (ii) a Loan Agreement, dated December 1, 2011, between HFOTCO, as borrower, and HCIDC (the “Original 2011 Loan Agreement” and, as amended by the First Amendment to Loan Agreement (Series 2011), dated August 19, 2014 (the “First Amendment to 2011 Loan Agreement”), the “2011 Loan Agreement”) and (iii) a Loan Agreement, dated October 1, 2012, between HFOTCO, as borrower, and HCIDC (the “Original 2012 Loan Agreement” and, as amended by the First Amendment to Loan Agreement (Series 2012), dated August 19, 2014 (the “First Amendment to 2012 Loan Agreement”), the “2012 Loan Agreement”; the 2012 Loan Agreement, together with the 2011 Loan Agreement and the 2010 Loan Agreement, the “HCIDC Loan Agreements”). HFOTCO used the proceeds of the IKE Bonds loaned to HFOTCO by HCIDC pursuant to the HCIDC Loan Agreements to finance projects in Hurricane Ike disaster areas designated by the Internal Revenue Service and the IKE Bonds were designated by the Governor of Texas as “qualified Hurricane Ike disaster area bonds.”

Pursuant to the terms of the HCIDC Loan Agreements, HFOTCO is obligated to make loan payments to the trustees party to the IKE Bond Indentures (referred to below) for the benefit of HCIDC equal to principal of and interest on the IKE Bonds when due, including upon acceleration. The rate of interest is determined to August 19, 2019 at 3-month LIBOR plus the Applicable Spread, which is defined in the Continuing Covenant Agreement (as referred to below), and ranges from 1.25% to 1.65%, based on reference to a super senior leverage based pricing grid.

In connection with the issuance of the IKE Bonds, HCIDC has entered into (i) the Amended and Restated Bond Indenture (the “Series 2010 Indenture”), dated as of August 19, 2014, between HCIDC and The Bank of New York Mellon Trust Company, National Association, as trustee, authorizing and securing $75 million Series 2010 Marine Terminal Revenue Bonds of HCIDC, (ii) the

Amended and Restated Bond Indenture (the “Series 2011 Indenture”), dated as of August 19, 2014, between HCIDC and The Bank of New York Mellon Trust Company, National Association, as trustee, authorizing and securing $50 million Series 2011 Marine Terminal Revenue Bonds of HCIDC and (iii) the Amended and Restated Bond Indenture (the “Series 2012 Indenture” and, together with the Series 2010 Indenture and the Series 2011 Indenture, the “IKE Bond Indentures”), dated as of August 19, 2014, between HCIDC and The Bank of New York Mellon Trust Company, National Association, as trustee, authorizing and securing $100 million Series 2012 Marine Terminal Revenue Bonds of HCIDC.

The IKE Bond Indentures include customary events of default, including non-payment of principal of or interest on the IKE Bonds, violation of covenants (including under the applicable HCIDC Loan Agreement), bankruptcy and insolvency events, and an event of default under the Continuing Covenants Agreement described below. On August 19, 2019, the IKE Bonds may be converted to bear interest on other terms for a successive term or terms on certain conditions at the option of HFOTCO and, if not converted, will continue to bear interest for successive 5-year terms at 3-month LIBOR plus a spread to be determined by a remarketing agent. If the IKE bonds are not remarketed to investors on August 19, 2019, or the end of any successive interest rate term, at a price equal to their principal amount, they must be purchased by HFOTCO under the HCIDC Loan Agreement for a price equal to their principal amount. The IKE Bonds mature on November 1, 2050.

In connection with the conversion of the interest rate mode of the IKE Bonds from the Weekly Mode to the LIBOR Term Indexed Mode contemporaneously with execution and delivery of the IKE Bond Indentures, certain purchasers purchased the IKE Bonds, and BGCT and HFOTCO, entered into a Continuing Covenant Agreement (the “Existing Continuing Covenant Agreement”), dated as of August 19, 2014, by and among BGCT, as the parent, HFOTCO, as obligor, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto. In connection with the Closing, the Existing Continuing Covenant Agreement was modified pursuant to that certain Consent and Amendment (the “CCA Amendment”; the Existing Continuing Covenant Agreement, as modified by the CCA Amendment, the “Continuing Covenant Agreement”), dated as of June 5, 2017 and effective as of the Closing Date.

The Continuing Covenant Agreement includes customary representations and warranties and affirmative and negative covenants, which were made only for the purposes of the Continuing Covenant Agreement and as of the specific date (or dates) set forth therein, may be subject to certain limitations as agreed upon by the contracting parties, and apply only to BGCT, HFOTCO and any subsidiaries of HFOTCO party to the Continuing Covenant Agreement. Such covenants include limitations on the creation of new liens, indebtedness, making of certain restricted payments and payments on indebtedness, making certain dispositions, making material changes in business activities, making fundamental changes including liquidations, mergers or consolidations, making certain investments, entering into certain transactions with affiliates, making amendments to certain credit or organizational agreements, modifying the fiscal year, creating or dealing with hazardous materials in certain ways, entering into certain hedging arrangements, entering into certain restrictive agreements, funding or engaging in sanctioned activities, taking actions or causing the trustee to take actions that materially adversely affect the rights, interests, remedies or security of the bondholders, taking actions to remove the trustee, making certain amendments to the bond documents, and taking actions or omitting to take actions that adversely impact the tax-exempt status of the IKE Bonds.

In addition, the Continuing Covenant Agreement contains financial performance covenants as follows:

•	the super senior leverage ratio of BGCT and its restricted subsidiaries under the Continuing Covenant Agreement may not exceed 3.50 to 1.00 as of the last day of any fiscal quarter; and

•	the interest coverage ratio of BGCT and its restricted subsidiaries under the Continuing Covenant Agreement may not be less than 2.00 to 1.00 as of the last day of any fiscal quarter.

The Continuing Covenant Agreement includes customary events of default, including events of default relating to the inaccuracy of representations and warranties in any material respect when made or when deemed made, non-payment of principal and other amounts owing under the Continuing Covenant Agreement, violation of covenants, acceleration of or right of holders to accelerate any material indebtedness of BGCT, HFOTCO and its subsidiaries, bankruptcy and insolvency events, certain unsatisfied judgments, certain ERISA events, certain invalidities of bond, guaranty or collateral documents and the occurrence of a change of control (excluding the change of control occurring on the Closing Date). A default under the Continuing Covenant Agreement would permit the bondholders to accelerate outstanding obligations under the Continuing Covenant Agreement (other than the IKE Bonds), direct the trustee to accelerate the IKE Bonds, and subject to intercreditor arrangements with the creditors of the HFOTCO Credit Agreement, exercise other rights and remedies.

The obligations under the Continuing Covenant Agreement and the IKE Bonds are guaranteed by BGCT and to be guaranteed by any future material domestic subsidiary of HFOTCO, and secured by a lien on substantially all of the property and assets of HFOTCO and the other loan parties, subject to customary exceptions and subject to intercreditor arrangements with the creditors under the HFOTCO Credit Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the IKE Bond Indentures, the Existing Continuing Covenant Agreement, the CCA Amendment, the Original 2010 Loan Agreement, the First Amendment to 2010 Loan Agreement, the Original 2011 Loan Agreement, the First Amendment to 2011 Loan Agreement, the Original 2012 Loan Agreement and the First Amendment to 2012 Loan Agreement, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 to this Current Report on Form 8-K and are incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company issued 12,383,900 shares of its Class A Common Stock, priced at a predetermined price of $32.30 per share, to the Sellers on the Closing Date, for an aggregate issue price of approximately $400 million. The shares of Class A Common Stock described in this Item 3.02 were issued in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

The information set forth under “Introductory Note” and Item 1.01 with respect to the Closing is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 17, 2017, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial information required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date on which this Current Report on Form 8-K is filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days from the date on which this Current Report on Form 8-K is filed.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit Number	Description

4.1	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.2	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.3	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.4	Continuing Covenant Agreement, dated as of August 19, 2014, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.5	Consent and Amendment to Continuing Covenant Agreement, dated as of June 5, 2017, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.6	Loan Agreement, dated as of November 1, 2010, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.7	Loan Agreement, dated as of December 1, 2011, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.8	Loan Agreement, dated as of October 1, 2012, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.9	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.10	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.11	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

10.1	Registration Rights Agreement by and among SemGroup Corporation, Buffalo Investor I, LP and Buffalo Investor II, LP, dated as of July 17, 2017.

10.2	Credit Agreement, dated as of August 19, 2014, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc. as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

10.3	Consent and Amendment No. 1 to Credit Agreement, dated as of 17, 2017, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc. as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

99.1	Press Release dated July 17, 2017, issued by SemGroup Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: July 17, 2017	By:	/S/ William H. Gault
	Name:	William H. Gault
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.2	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.3	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.4	Continuing Covenant Agreement, dated as of August 19, 2014, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.5	Consent and Amendment to Continuing Covenant Agreement, dated as of June 5, 2017, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.6	Loan Agreement, dated as of November 1, 2010, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.7	Loan Agreement, dated as of December 1, 2011, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.8	Loan Agreement, dated as of October 1, 2012, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.9	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.10	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.11	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

10.1	Registration Rights Agreement by and among SemGroup Corporation, Buffalo Investor I, LP and Buffalo Investor II, LP, dated as of July 17, 2017.

10.2	Credit Agreement, dated as of August 19, 2014, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc. as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

10.3	Consent and Amendment No. 1 to Credit Agreement, dated as of 17, 2017, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc. as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

99.1	Press Release dated July 17, 2017, issued by SemGroup Corporation.